Exhibit 1.1

[________] Shares of Common Stock

ALIEN TECHNOLOGY CORPORATION

UNDERWRITING AGREEMENT

[________ ___], 2006

BEAR, STEARNS & CO. INC.

COWEN & COMPANY, LLC

THOMAS WEISEL PARTNERS LLC

ROBERT W. BAIRD & CO. INCORPORATED

ADVANCED EQUITIES, INC.

As Representatives of the

several Underwriters named in

Schedule I attached hereto (the “Representatives”)

c/o Bear, Stearns & Co. Inc.

383 Madison Avenue

New York, New York 10179

Ladies and Gentlemen:

Alien Technology Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in Schedule I attached hereto (the “Underwriters”) an aggregate of [______] shares (the “Firm Shares”) of its common stock, par value $0.001 per share (the “Common Stock”), and, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, up to an additional [______] shares of Common Stock (the “Additional Shares”). The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the “Shares.” Bear, Stearns & Co. Inc. (“Bear Stearns”) is acting as the lead manager (the “Lead Manager”) in connection with the offering and sale of the Shares contemplated herein (the “Offering”).

The Company hereby confirms its engagement of Bear, Stearns & Co. Inc., and Bear, Stearns & Co. Inc. hereby confirms its agreement with the Company, to render services as a “qualified independent underwriter” within the meaning of Rule 2720 of the National Association of Securities Dealers’ Conduct Rules of the NASD with respect to the Offering. Bear, Stearns & Co. Inc., solely in its capacity as qualified independent underwriter and not otherwise, is referred to herein as the “QIU.”

1. Representations and Warranties of the Company. The Company represents and warrants to each of the Underwriters as of the date hereof, and agrees with, each of the Underwriters that:

(a) The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement relating to the Shares under the Securities Act of 1933, as amended (the “Securities Act”), on Form S-1, including all pre-effective amendments thereto (No. 333-133282) (the “Initial Registration Statement”); and such Initial Registration Statement, and any post-effective amendment thereto, each in the form previously delivered to the Lead Manager, has, based on the advice of the Commission, been declared effective by the Commission, in such form. Other than a registration statement, if any, increasing the size of the Offering (a “Rule 462(b) Registration Statement”) filed pursuant to Rule 462(b) under the Securities Act, which will become effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission. The various parts of the Initial Registration Statement and the 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act in accordance with Section 4(a) hereof and deemed by virtue of Rule 430A or 430C under the Securities Act to be part of the Initial Registration Statement at the time it became effective under the Securities Act with respect to the Underwriters each as amended at the time such part of the Initial Registration Statement or Rule 462(b) Registration Statement, if any, became or hereafter becomes effective under the Securities Act with respect to the Underwriters, are hereafter collectively referred to as the “Registration Statement.” Based on the advice of the Commission, no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission.

The prospectus relating to the Shares, in the form first filed with the Commission pursuant to Rule 424(b) under the Securities Act, is hereafter referred to as the “Prospectus.” Any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Securities Act is hereafter referred to as a “Preliminary Prospectus;” and the Preliminary Prospectus, if any, as amended or supplemented as of immediately prior to the Applicable Time (as defined in Section 1(e) below), is hereafter referred to as the “Pricing Prospectus.” Any “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act) relating to the Shares is hereafter referred to as an “Issuer Free Writing Prospectus”; and the Pricing Prospectus, as supplemented by the Issuer Free Writing Prospectuses, if any, attached and listed on Schedule III attached hereto, taken together, are hereafter referred to collectively as the “Pricing Disclosure Package.”

The Company was not an “ineligible issuer” (as defined in Rule 405) (i) at the time of the initial filing of the Registration Statement, (ii) at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares or (iii) as of the Applicable Time.

All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, any Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

(b) Based on the advice of the Commission, no order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission.

(c) The Registration Statement when it became effective complied, and as amended or supplemented, if applicable, complies, and any further amendments to the Registration Statement will comply, in all material respects with the applicable provisions of the Securities Act and the rules and regulations of the Commission thereunder (the “Rules and Regulations”), and the Registration Statement did not when it became effective, and as amended or supplemented, if applicable, does not and will not contain, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any information contained in or omitted from the Registration Statement or any amendment thereof or supplement thereto, if applicable, in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Lead Manager specifically for use therein. The parties hereto agree that such information provided by or on behalf of any Underwriter through the Lead Manager consists solely of the material referred to in Section 15 hereof.

(d) The Prospectus, as of its date and as supplemented, if applicable, will comply in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations, and will not as of its date and as supplemented, if applicable, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any information contained in or omitted from the Prospectus in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Lead Manager specifically for use therein. The parties hereto agree that such information provided by or on behalf of any Underwriter through the Lead Manager consists solely of the material referred to in Section 15 hereof.

(e) For purposes of this Agreement, the “Applicable Time” is [__:__] _.m. (Eastern) on the date of this Agreement. The Pricing Disclosure Package, all considered together, as of the Applicable Time, complied and as supplemented, if applicable, will comply in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations, and did not and as supplemented, if applicable, does not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each Issuer Free Writing Prospectus complied and complies in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations, and as of its issue date did not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus. No representation and warranty is made in this Section 1(e) with respect to any information contained in or omitted from the Pricing Disclosure Package or any Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Lead Manager specifically for use therein. The parties hereto agree that such information provided by or on behalf of any Underwriter through the Lead Manager consists solely of the material referred to in Section 15 hereof.

(f) KPMG LLP, who have certified the consolidated financial statements and supporting schedules and information of the Company and its subsidiaries that are included in the Registration Statement, the Pricing Prospectus or the Prospectus are independent public accountants as required by the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Rules and Regulations.

(g) Subsequent to the respective dates as of which information is given in the Registration Statement and the Pricing Disclosure Package, except as disclosed in the Registration Statement and the Pricing Disclosure Package, (i) the Company has not declared or paid any dividends, or made any other distribution of any kind, on or in respect of its capital stock, (ii) other than shares issued pursuant to the exercise of stock options, there has not been any change in the capital stock or material change in the long-term or short-term debt of the Company and its Subsidiaries (as defined below), taken on a consolidated basis, (iii) the Company and its Subsidiaries taken together as a whole have not sustained any material loss or interference with their business or properties from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and (iv) there has not been any material adverse change or any development involving a prospective material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting the business, condition (financial or otherwise), results of operations, stockholders’ equity or properties of the Company and its subsidiaries listed in Exhibit A attached hereto (each, a “Subsidiary” and, collectively, the “Subsidiaries”), taken as a whole (a “Material Adverse Change”). Since the date of the latest balance sheet presented in the Registration Statement and the Pricing Disclosure Package, neither the Company nor any Subsidiary has incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company and the Subsidiaries, taken as a whole, except for liabilities, obligations and transactions which are disclosed in the Registration Statement and the Pricing Disclosure Package.

(h) The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement and the Pricing Disclosure Package as of the dates specified therein under the column headed “Actual” under the caption “Capitalization” and, after giving effect to the Offering, the filing of the Restated Certificate of Incorporation (as defined in Section 1(mm)) and the other transactions contemplated by this Agreement, would have been as of such date as set forth in the Prospectus in the column headed “Pro Forma As Adjusted” under the caption “Capitalization.” All of the issued and outstanding shares of capital stock of the Company are fully paid and non-assessable and have been duly and validly authorized and issued, in compliance with all applicable state, federal and foreign securities laws and not in violation of or subject to any preemptive or similar right contained in the Company’s certificate of incorporation or bylaws, each as amended as of the date of issuance of such shares, or any other agreement to which the Company was a party or under the Delaware General Corporation Law that entitled any person to acquire from the Company upon the issuance or sale of such share (i) any Common Stock or other security of the Company or (ii) any security convertible into, or exercisable or exchangeable for, Common Stock or any other security of the Company (any “Relevant Security”), except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement. All of the issued shares of capital stock of or other ownership interests in each Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Company free and clear of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (any “Lien”). No options, warrants, subscriptions or purchase rights of any nature (including any conversion or preemptive rights) to acquire from a Subsidiary any capital stock or other securities of such Subsidiary are authorized, issued or outstanding, nor is any Subsidiary bound to issue shares of its capital stock or other securities.

(i) The Shares to be delivered on the Closing Date and the Additional Closing Date, if any (as hereinafter defined), have been duly and validly authorized and, when issued and delivered in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable state, federal and foreign securities laws and will not have been issued in violation of or subject to any preemptive or similar right contained in the Company’s certificate of incorporation or bylaws, each as amended as of the date hereof, or any other written agreement to which the Company is a party or under the Delaware General Corporation Law that does or will entitle any person to acquire any Relevant Security from the Company upon the sale of the Shares. The Common Stock and the Shares conform as to legal matters to the descriptions thereof set forth under the caption “Description of Capital Stock” in the Registration Statement and the Pricing Disclosure Package. Except as disclosed in the Registration Statement and the Pricing Disclosure Package, as of the dates specified therein, the Company had no outstanding warrants, options to purchase, or any statutory preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security. No holder of any Relevant Security has any rights to require registration under the Securities Act of any Relevant Security in connection with the offer and sale of the Shares contemplated hereby.

(j) The Company has been duly organized and validly exists as a corporation in good standing under the laws of the State of Delaware. The Subsidiaries are the only “subsidiaries” of the Company (within the meaning of Rule 405 under the Securities Act). Except for the Subsidiaries, the Company holds no ownership or other interest, nominal or beneficial, direct or indirect, in any corporation, partnership, joint venture or other business entity. Quatrotec has been duly organized and validly exists as a corporation in good standing under the laws of the State of Delaware. Alien Technology Ltd. is a company with limited liability, duly incorporated and validly existing as a private limited company under the laws of England and Wales. Each of the Company and Quatrotec has all requisite power and authority to carry on its business as it is currently being conducted and as described in the Registration Statement and the Pricing Disclosure Package, and to own, lease and operate its respective properties. Each of the Company and Quatrotec is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which (individually or in the aggregate) could not reasonably be expected to have a material adverse effect on (i) the business, condition (financial or otherwise), results of operations, stockholders’

equity, or properties of the Company and the Subsidiaries, taken as a whole; (ii) the long-term debt or capital stock of the Company or Quatrotec; or (iii) the ability of the Company to consummate the Offering or any other transaction contemplated by this Agreement, the Registration Statement or the Pricing Disclosure Package (any such effect, a “Material Adverse Effect”). Alien Technology Ltd. currently operates primarily as a sales organization for the Company and does not currently perform any other material operations for the Company.

(k) Each of the Company and Quatrotec has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings, certifications and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (individually, a “Consent” and collectively, the “Consents”), to own, lease and operate its properties and conduct its business as it is now being conducted and as disclosed in the Registration Statement and the Pricing Disclosure Package, and each such Consent is valid and in full force and effect, except in each case as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary has received notice of any investigation or proceeding which, if decided adversely to the Company or any Subsidiary, could reasonably be expected to result in a Material Adverse Effect. Each of the Company and the Subsidiaries is in compliance with all applicable laws, rules, regulations, ordinances, directives, judgments, decrees and orders, foreign and domestic, except where failure to be in compliance could not reasonably be expected to have a Material Adverse Effect. No Consent contains a restriction that could reasonably be expected to be materially burdensome to the business or properties of the Company or Quatrotec that is not adequately disclosed in the Registration Statement and the Pricing Disclosure Package.

(l) The Company has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company.

(m) The execution, delivery and performance of this Agreement, issue and sale of the Shares, the compliance by the Company with this Agreement and the consummation of the transactions contemplated by this Agreement do not and will not (i) conflict with, require consent under or result in a breach or violation of any of the terms and provisions of, or constitute a default (or an event which with or without notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Company or Quatrotec pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or Quatrotec is a party or by which the Company or Quatrotec or their respective properties, operations or assets may be bound; or (ii) violate or conflict with any provision of the certificate of incorporation, by-laws, or other organizational documents of either the Company or Quatrotec; or (iii) violate or conflict with any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign, except (in the case of clauses (i) and (iii) above) as could not reasonably be expected to have a Material Adverse Effect.

(n) No Consent of, with or from any judicial, regulatory or other legal or governmental agency or body or any third party, foreign or domestic, is required to be obtained by the Company for the execution, delivery and performance of this Agreement or consummation of the transactions contemplated by this Agreement, including the issuance, sale and delivery of the Shares to be issued, sold and delivered hereunder, except the registration under the Securities Act of the Shares, which, based on the advice of the Commission, has become effective, the registration under the Securities Exchange Act of 1934, as amended, of the class of Common Stock of the Company, and such Consents as may be required under state or foreign securities or blue sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the “NASD”) or NASD Regulation, Inc. in connection with the purchase and distribution of the Shares by the Underwriters.

(o) Except as disclosed in the Registration Statement and the Pricing Disclosure Package, there are no pending actions, suits or proceedings by or against the Company, any Subsidiary or any assets or other property of the Company or any Subsidiary, which, if determined adversely to the Company or any Subsidiary, could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and to the Company’s knowledge and except as disclosed in the Registration Statement, no such actions, suits or proceedings are threatened.

(p) The Company’s historical consolidated financial statements, together with related schedules, and pro forma data, including the notes thereto, included in the Registration Statement and the Pricing Disclosure Package present fairly in all material respects the financial position, cash flows and results of operations of the Company and its consolidated Subsidiaries at the dates and for the periods indicated. Said historical financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods presented; and the related schedules included in the Registration Statement and the Pricing Disclosure Package present fairly in all material respects the information required to be stated therein. No other financial statements or supporting schedules are required to be included in the Registration Statement or the Pricing Disclosure Package by the Securities Act or the Rules and Regulations. The other financial and statistical information included in the Registration Statement and the Pricing Disclosure Package that (i) is derived from the historical financial statements is accurately presented in all material respects and has been prepared on a basis consistent with that of the historical financial statements included in the Registration Statement and the Pricing Disclosure Package and (ii) is forward looking, has been presented on the basis described therein, and the Company in good faith believes that the assumptions used in the preparation thereof are reasonable.

(q) The statistical, industry-related and market-related data included in the Registration Statement and the Pricing Disclosure Package are based on or derived from sources which the Company reasonably and in good faith believes are reliable, and such data agree with the sources from which they are derived.

(r) The class of Common Stock is registered pursuant to Section 12(g) of the Exchange Act and has been approved for quotation on the Nasdaq National Market System (“NASDAQ”). The Company has taken no action designed to de-list or terminate the registration of, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing or terminating the quotation of the Common Stock from NASDAQ, nor has the Company received any notification that the Commission or NASDAQ is contemplating terminating such registration or de-listing.

(s) The Company maintains a consolidated system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company is not aware of any “material weaknesses” (as such term is defined in the PCAOB Bylaws and Rules; Auditing Standard No. 2—An Audit of Internal Control Over Financial Reporting Performed in Conjunction with an Audit of Financial Statements) in its internal control over financial reporting.

(t) No relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, stockholder, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by Item 404 of Regulation S-K under the Securities Act to be described in the Registration Statement or the Pricing Disclosure Package, which is not so described and described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the executive officers or directors of the Company or any of their respective family members in violation of Section 13(k) of the Exchange Act. The Company has not, in violation of the Sarbanes-Oxley Act, directly or indirectly, including through a Subsidiary, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company or any Subsidiary.

(u) Neither the Company nor any of its affiliates (within the meaning of Rule 144 under the Securities Act), other than any Underwriter, has taken, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

(v) Neither the Company nor any of its affiliates (within the meaning of Rule 144 under the Securities Act) has, prior to the date hereof, made any offer or sale of any securities which could be “integrated” (within the meaning of the Securities Act or the Rules and Regulations) with the offer and sale of the Shares pursuant to the Registration Statement. Except as disclosed in the Registration Statement and the Pricing Disclosure Package, neither the Company nor any of its affiliates has sold or issued any Relevant Security during the six-month period preceding the Applicable Time, including but not limited to any sales pursuant to Rule 144A or Regulation D or Regulation S under the Securities Act, other than shares of Common Stock issued pursuant to employee benefit plans, qualified stock option plans or employee compensation plans or pursuant to outstanding options, rights or warrants, each as described in the Registration Statement and the Pricing Disclosure Package.

(w) The Company is not, and after giving effect to application of the net proceeds of the Offering, will not be, required to register as an “investment company” under the Investment Company Act of 1940, as amended.

(x) There are no agreements or other instruments binding on the Company or any Subsidiary (including, without limitation, any voting agreement), which are required by Item 402(h), Item 601(b)(10) or Item 702 of Regulation S-K under the Securities Act to be described in the Registration Statement or the Pricing Disclosure Package or filed as exhibits to the Registration Statement and which have not been so filed and described as required.

(y) Except as disclosed in the Registration Statement and the Pricing Disclosure Package, there are no contracts, agreements or understandings between the Company and any person that could give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement or, to the Company’s knowledge, any arrangements, agreements, understandings, payments or issuances with respect to the Company or any of its officers, directors, stockholders, partners, employees, Subsidiaries or affiliates that may affect the Underwriters’ compensation as determined by the NASD.

(z) Each of the Company and Quatrotec owns or leases all such properties that are necessary to the conduct of its business, as described in the Registration Statement and the Pricing Disclosure Package, except as could not reasonably be expected to have a Material Adverse Effect. Each of the Company and Quatrotec has good and valid title in fee simple to all real property and good and valid title to all personal property owned by it, in each case free and clear of any and all Liens except such as are described in the Registration Statement and the Pricing Disclosure Package or such as do not (individually or in the aggregate) materially detract from the value of such property or materially interfere with the use made of such property by the Company and Quatrotec; and any real property and buildings held under lease or sublease by the Company and Quatrotec are held by them under valid, subsisting and enforceable leases (except as such enforceability may be subject to the laws of general application relating to bankruptcy and the relief of debtors and laws governing specific performance, injunctive relief or other equitable remedies), with such exceptions as are not material to, and do not materially interfere with, the use made of such property and buildings by the Company and Quatrotec. Neither the Company nor any Subsidiary has received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any Subsidiary, except as could not reasonably be expected to have a Material Adverse Effect.

(aa) Except as otherwise described in the Registration Statement and Pricing Prospectus: (i) the Company owns or otherwise possesses rights to use all trademarks, service marks, domain names, trade names, trademark registrations, service mark registrations, copyrights, proprietary know-how, trade secrets, proprietary or confidential information and other intellectual property, including all intellectual property rights (collectively, “Intellectual Property Rights”) material to the conduct of its business as currently being conducted or proposed to be conducted, in each case as described in the Registration Statement and the Pricing Prospectus, (ii) to the Company’s knowledge, the Company owns or otherwise possesses rights to use all patents and patent applications material to the conduct of its business as currently being conducted or proposed to be conducted, in each case as described in the Registration Statement and the Pricing Prospectus, (iii) to the Company’s knowledge, the conduct of its business as currently being conducted or proposed to be conducted, in each case as described in the Registration Statement and the Pricing Prospectus does not or will not conflict with, and the Company has not received any notice of any claim of conflict with, any such Intellectual Property Right of others that is material to the Company or the conduct of its business, (iv) to the Company’s knowledge, there is no infringement by third parties of any Intellectual Property Right owned by the Company that is material to the Company or the conduct of its business, (v) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any Intellectual Property Rights owned by the Company that is material to the Company or the conduct of its business, (vi) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any product or service of the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others that is material to the Company or the conduct of its business, and (vii) each of the Company and the Subsidiaries has taken reasonable steps to maintain the confidentiality of all information that the Company or any of the Subsidiaries considers to be its trade secrets.

(bb) Each of the Company and Quatrotec maintains or is covered by insurance in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries, all of which insurance is in full force and effect, except where the failure to maintain such insurance could not reasonably be expected to have a Material Adverse Effect. To the Company’s knowledge, there are no material claims by the Company or Quatrotec under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. To the Company’s knowledge, it will be able to renew its existing insurance, and the insurance covering the Subsidiaries, as and when such coverage expires, or will be able to obtain replacement insurance adequate for the conduct of their businesses and the value of their properties at a cost that could not reasonably be expected to have a Material Adverse Effect.

(cc) Each of the Company and the Subsidiaries has accurately prepared and timely filed all federal, state, foreign and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company or any Subsidiary is obligated to withhold from amounts owing to employees, creditors and other third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return), except where the failure to file or pay could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No deficiency assessment with respect to a proposed adjustment of the Company’s or any Subsidiary’s federal, state, local or foreign taxes is pending or, to the Company’s knowledge, threatened, except for deficiencies that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. To the Company’s knowledge, the accruals and reserves on the books and records of the Company and the Subsidiaries in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since September 30, 2005, neither the Company nor any Subsidiary has incurred any liability for taxes other than in the ordinary course of its business. There is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company or any Subsidiary, except with respect to current taxes not yet due or delinquent.

(dd) No labor disturbance by the employees of the Company or Quatrotec exists or, to the Company’s knowledge, is imminent, and the Company is not aware of any existing or imminent labor disturbances by the employees of any of its or any Subsidiary’s principal manufacturers, customers or contractors, which, in either case (individually or in the aggregate), could reasonably be expected to have a Material Adverse Effect.

(ee) No “prohibited transaction” (as defined in either Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”)), “accumulated funding deficiency” (as defined in Section 302 of ERISA), or other event of the kind described in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived), has occurred with respect to any employee benefit plan for which the Company, Quatrotec or any member of the Company’s controlled group (as determined under Section 414 of the Code) (“ERISA Affiliate”) has any liabilities that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; except as could not reasonably be expected to have a Material Adverse Effect, each employee benefit plan, program or policy for which the Company, Quatrotec or any ERISA Affiliate has any liability is in compliance in all material respects with applicable law, including (without limitation) ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from any “pension plan” (within the meaning of ERISA), except as could not reasonably be expected to have a Material Adverse Effect; and each employee benefit plan for which the Company, Quatrotec or any ERISA Affiliate could have any liability that is intended to be qualified under Section 401(a) of the Code has received a determination or opinion letter from the Internal Revenue Service to the effect that such plan is so qualified (or has submitted, or is within the remedial amendment period for submitting, an application for a determination letter and is awaiting response from the Internal Revenue Service), and, to the Company’s knowledge, nothing has occurred since the date of that letter, whether by action or by failure to act, which could reasonably be expected to cause the loss of such qualification.

(ff) There has been no storage, generation, transportation, handling, use, treatment, disposal, discharge, emission, contamination, or release involving any kind of hazardous or toxic substance, waste, pollutant, contaminant, chemical or petroleum product (“Hazardous Substance”) by, due to, or caused by the Company or Quatrotec (or, to the Company’s knowledge, any other entity for whose acts or omissions the Company is or may be liable) upon any property now or previously owned, operated, used or leased by the Company or Quatrotec, or upon any other property, which would be a violation of, or give rise to any

Company or Subsidiary liability under any applicable law, rule, regulation, order, judgment, decree or permit, common law provision or other legally binding standard relating to pollution or protection of human health or the environment (“Environmental Law”), except as could not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect. There has been no disposal, discharge, emission, or other release by the Company or Quatrotec of any kind at, onto or from any such property or into the environment surrounding any such property of any Hazardous Substances with respect to which the Company or Quatrotec has knowledge, except as could not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect. Neither the Company nor Quatrotec has agreed to assume, undertake or provide indemnification for any liability of any other person under any Environmental Law, including any obligation for cleanup or remedial action, except as could not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect. There is no pending or, to the Company’s knowledge, threatened administrative, regulatory or judicial action, claim or notice of noncompliance or violation, investigation or proceedings pursuant to any Environmental Law against the Company or Quatrotec, except as could not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect. To the Company’s knowledge, the Company has not been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

(gg) Neither the Company nor any Subsidiary nor, to the knowledge of the Company, any director, officer, employee or other agent acting on behalf of the Company or any Subsidiary has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee, or other person charged with public or quasi-public duties, from corporate funds; or (iii) violated or is in violation of any provisions of the Foreign Corrupt Practices Act of 1977 (the “FCPA”). The Company, the Subsidiaries and, to the knowledge of the Company, any affiliates of the Company and the Subsidiaries have conducted their businesses in compliance with the FCPA, except as could not, individually or in the aggregate, have a Material Adverse Effect, and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(hh) None of the Company, any Subsidiary or, to the Company’s knowledge, any director, officer, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person then subject to any U.S. sanctions administered by OFAC, except such use, loan, contribution or other availability as could not, individually or in the aggregate, have a Material Adverse Effect.

(ii) Neither the Company nor Quatrotec (i) is in violation, as applicable, of its certificate of incorporation, by-laws or other organizational documents, (ii) is in default under, and no event has occurred which, with or without notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any Lien upon any property or assets of the Company or Quatrotec pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, except where such default could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or (iii) is in violation of any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except where such violation could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(jj) The Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not used, prepared, authorized, approved or referred to, and will not use, prepare, authorize, approve or refer to, any Free Writing Prospectus other than: (i) the Issuer Free Writing Prospectuses set forth in Schedule III attached hereto, each of which was provided to, and approved in writing by, the Lead Manager prior to its initial use by the Company or any third party; (ii) any Preliminary Prospectus; (iii) the Pricing Prospectus and (iv) the Prospectus.

(kk) The Company has complied and will comply with the requirements of Rule 433 under the Securities Act with respect to each Issuer Free Writing Prospectus including, without limitation, all prospectus delivery, filing, record retention and legending requirements applicable to any such Issuer Free Writing Prospectus. The Company has not (i) distributed any offering material in connection with the Offering other than any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, and any Issuer Free Writing Prospectus set forth on Schedule III attached hereto, or (ii) filed, referred to, approved, used or authorized the use of any “free writing prospectus” as defined in Rule 405 under the Securities Act with respect to the Offering or the Shares, except for any Issuer Free Writing Prospectus set forth in Schedule III attached hereto and any electronic road show previously approved by the Lead Manager.

(ll) The Company and Quatrotec are in compliance with the provisions of the Sarbanes-Oxley Act that are applicable to the Company or Quatrotec, except as could not reasonably be expected to have a Material Adverse Effect.

(mm) The proposed Amended and Restated Certificate of Incorporation of the Company that will govern the Company as of the Closing Date, in the form filed as Exhibit 3.1 to the Registration Statement (the “Restated Certificate of Incorporation”), has been duly approved and authorized by the Board of Directors of the Company and the requisite vote of the stockholders of the Company required under the Company’s current Amended and Restated Certificate of Incorporation and the Delaware General Corporation Law. Prompt notice of such stockholder approval has or will be provided to each stockholder of the Company who did not consent in writing to the adoption of the Restated Certificate of Incorporation, if any, as required under Section 228(e) of the Delaware General Corporation Law. The Restated Certificate of Incorporation is in a form acceptable for filing with the Secretary of State of the State of Delaware.

(nn) The Ninth Amended and Restated Registration Rights Agreement by and among the Company and certain of its stockholders (the “Registration Rights Agreement”), in the form filed as Exhibit 10.38 to the Registration Statement, has been duly authorized, executed and delivered by the Company and duly executed and delivered by the requisite number of stockholders of the Company required to approve the Registration Rights Agreement pursuant to its terms.

Any certificate signed by or on behalf of the Company and delivered to the Representatives or to counsel for the Underwriters’ shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

2. Purchase, Sale and Delivery of the Shares.

(a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter and each Underwriter, severally and not jointly, agrees to purchase from the Company, at a purchase price per share of $[______], the number of Firm Shares set forth opposite their respective names on Schedule I attached hereto together with any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof.

(b) Payment of the purchase price for, and delivery of certificates representing, the Firm Shares shall be made at the office of Wilson Sonsini Goodrich & Rosati, P.C., Palo Alto, California (“Company’s Counsel”), or at such other place as shall be agreed upon by the Lead Manager and the Company, at 10:00 A.M., New York City time, on the third or (as permitted under Rule 15c6-1 under the Exchange Act) fourth business day (unless postponed in accordance with the provisions of Section 9 hereof) following the date of the effectiveness of the Registration Statement (or, if the Company has elected to rely upon Rule 430A under the Securities Act, the third or (as permitted under Rule 15c6-1 under the Exchange Act) fourth business day after the determination of the public offering price of the Shares) or such other time not later than ten business days after such date as shall be agreed upon by the Lead Manager and the Company (such time and date of payment and delivery being herein called the “Closing Date”). Payment of the purchase price for the Firm Shares shall be made by wire transfer in same day funds to the Company upon delivery of certificates for the Firm Shares to the Lead Manager through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters against receipt therefor signed by the Lead Manager. Certificates for the Firm Shares shall be registered in such name or names and shall be in such denominations as the Lead Manager may request at least two business days prior to the Closing Date. The Company will permit the Lead Manager to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

(c) In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the Underwriters, acting severally and not jointly, the option to purchase up to [______] Additional Shares at the same purchase price per share to be paid by the Underwriters for the Firm Shares as set forth in Section 2(a) above, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time and from time to time, in whole or in part on one or more occasions, on or before the thirtieth day following the date of the Prospectus, by written notice from the Lead Manager to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by the

Lead Manager, when the Additional Shares are to be delivered (any such date and time being herein sometimes referred to as the “Additional Closing Date”); provided, however, that no Additional Closing Date shall occur earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). Upon any exercise of the option as to all or any portion of the Additional Shares, each Underwriter, acting severally and not jointly, agrees to purchase from the Company the number of Additional Shares that bears the same proportion of the total number of Additional Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I attached hereto (or such number increased as set forth in Section 9 hereof) bears to the total number of Firm Shares that the Underwriters have agreed to purchase hereunder, subject, however, to such adjustments to eliminate fractional shares as the Lead Manager in its sole discretion shall make.

(d) Payment of the purchase price for, and delivery of certificates representing, the Additional Shares shall be made at the office of Company’s Counsel, or at such other place as shall be agreed upon by the Lead Manager and the Company, at 10:00 A.M., New York City time, on the Additional Closing Date (unless postponed in accordance with the provisions of Section 9 hereof), or such other time as shall be agreed upon by the Lead Manager and the Company. Payment of the purchase price for the Additional Shares shall be made by wire transfer in same day funds to the Company upon delivery of certificates for the Additional Shares to the Representatives through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. Certificates for the Additional Shares shall be registered in such name or names and shall be in such denominations as the Lead Manager may request at least two business days before the Additional Closing Date. The Company will permit the Lead Manager to examine and package such certificates for delivery at least one full business day prior to the applicable Additional Closing Date.

(e) The Company acknowledges and agrees that: (i) the terms of this Agreement and the Offering (including the price of the Shares) were negotiated at arm’s length between sophisticated parties represented by counsel; (ii) no fiduciary, advisory or agency relationship between the Company and the Underwriters has been created as a result of any of the transactions contemplated by this Agreement or the process leading to such transactions, irrespective of whether any Underwriter has advised or is advising any such party on other matters; (iii) the Underwriters’ obligations to the Company in respect of the Offering are set forth in this Agreement in their entirety; and (iv) it has obtained such legal, tax, accounting and other advice as it deems appropriate with respect to this Agreement and the transactions contemplated hereby and any other activities undertaken in connection therewith, and it is not relying on the Underwriters with respect to any such matters.

3. Offering. Upon authorization of the release of the Firm Shares or the Additional Shares, as the case may be, by the Lead Manager, the Underwriters propose to offer the Shares for sale to the public upon the terms and conditions set forth in the Prospectus.

4. Covenants of the Company. In addition to the other covenants and agreements of the Company contained herein, the Company further covenants and agrees with each of the Underwriters that:

(a) The Company shall prepare the Prospectus in a form approved by the Lead Manager and file such Prospectus pursuant to, and within the time period specified in, Rule 424(b) (without reliance on Rule 424(b)(8)) and Rule 430A or 430C under the Securities Act. Prior to the last date on which an Additional Closing Date, if any, may occur, the Company shall file no further amendment to the Registration Statement or amendment or supplement to the Prospectus to which the Lead Manager shall reasonably object in writing after being furnished in advance a copy thereof and given a reasonable opportunity to review and comment thereon. The Company shall notify the Lead Manager promptly (and, if requested by the Lead Manager, will confirm such notice in writing) (i) when the Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement, the Pricing Prospectus or the Prospectus or for any additional information, (iii) of the Company’s intention to file, or prepare any supplement or amendment to, the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus or any Free Writing Prospectus, (iv) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement, the Pricing Prospectus, the Prospectus or any Free Writing Prospectus, including but not limited to a Registration Statement filed pursuant to Rule 462(b) under the Securities Act, (v) the Company’s receipt of notice of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto, or suspending the use of any Preliminary Prospectus, the Pricing Prospectus, the Prospectus or any Free Writing Prospectus, or of any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement, or, in each case, of the initiation or the threatening of any proceedings therefore, (vi) of the receipt of any comments from the Commission, and (vii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible.

(b) The Company shall comply with the Securities Act and the Exchange Act to permit completion of the distribution of the Shares by the Underwriters as contemplated in this Agreement. If at any time when a prospectus relating to the Shares (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required to be delivered under the Securities Act in connection with the sale of the Shares, any event shall have occurred as a result of which the Pricing Disclosure Package (prior to the availability of the Prospectus) or the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances existing at the time of delivery of such Pricing Disclosure Package or Prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) to the purchaser, not misleading, or if to comply with the Securities Act, the Exchange Act or the Rules and Regulations it shall be necessary at any time to amend or supplement the Pricing Disclosure Package, the Prospectus or the Registration Statement, the Company will notify the

Lead Manager promptly and prepare and file with the Commission, subject to Section 4(a) hereof, an appropriate amendment, supplement or document (in form and substance reasonably satisfactory to the Lead Manager) that will correct such statement or omission or effect such compliance, and will make every reasonable effort to have any amendment to the Registration Statement declared effective as soon as possible.

(c) The Company will not, without the prior consent of the Lead Manager, (i) make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act, except for any Issuer Free Writing Prospectus set forth in Schedule III attached hereto and any electronic road show previously approved by the Lead Manager in writing, or (ii) file, refer to, approve, use or authorize the use of any “free writing prospectus” as defined in Rule 405 under the Securities Act with respect to the Offering or the Shares. If at any time any event shall have occurred as a result of which any Issuer Free Writing Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, conflict with the information in the Registration Statement, the Pricing Disclosure Package or the Prospectus as then amended or supplemented or would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances existing at the time of delivery to the purchaser, not misleading, or if to comply with the Securities Act or the Rules and Regulations it shall be necessary at any time to amend or supplement any Issuer Free Writing Prospectus, the Company will notify the Lead Manager promptly and, if requested by the Lead Manager, prepare and furnish without charge to each Underwriter an appropriate amendment or supplement (in form and substance satisfactory to the Lead Manager) that will correct such statement, omission or conflict or effect such compliance.

(d) The Company has complied and will comply with the requirements of Rule 433 with respect to each Issuer Free Writing Prospectus including, without limitation, all prospectus delivery, filing, record retention and legending requirements applicable to each such Issuer Free Writing Prospectus; and the Company has caused there to be made available at least one version of a “bona fide electronic road show” (as defined in Rule 433 under the Securities Act) in a manner that causes the Company not to be required, pursuant to Rule 433(d) under the Securities Act, to file with the Commission any road show.

(e) The Company will promptly deliver to each of the Lead Manager and Paul, Hastings, Janofsky & Walker LLP (“Underwriters’ Counsel”) a signed or conformed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company’s files manually signed copies of such documents for at least five years after the date of filing. The Company will promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, the Registration Statement, any Issuer Free Writing Prospectus, and all amendments of and supplements to such documents, if any, as the Lead Manager may reasonably request. As promptly as practicable, but in no event later than 3:00 P.M., New York time, on the business day next succeeding the date of this Agreement, and from time to time thereafter, the Company will furnish the Underwriters with copies of the Prospectus in New York City in such quantities as the Lead Manager may reasonably request.

(f) The Company consents to the use and delivery of the Preliminary Prospectus by the Underwriters in accordance with Rule 430 and Section 5(b) of the Securities Act.

(g) The Company will use its commercially reasonable efforts, in cooperation with the Lead Manager, at or prior to the time of effectiveness of the Registration Statement, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions, domestic or foreign, as the Lead Manager may reasonably designate, and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to become subject to taxation, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such consent.

(h) The Company will make generally available to its security holders and the Underwriters as soon as practicable, but in any event not later than 45 days after the end of the first fiscal quarter ending after the first anniversary of the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), a consolidated earnings statement of the Company and the Subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158 under the Securities Act).

(i) During the period beginning on the date of the Prospectus and ending 180 days after the date of the Prospectus (the “Lock-Up Period”), without the prior written consent of the Lead Manager, the Company (i) will not, directly or indirectly, issue, offer, sell, agree to issue, offer or sell, solicit offers to purchase, grant any call option, warrant or other right to purchase, purchase any put option or other right to sell, pledge, borrow or otherwise dispose of any Relevant Security, or make any public announcement of any of the foregoing, (ii) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” (in each case within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder) with respect to any Relevant Security, and (iii) will not otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration other than the sale or issuance of Shares as contemplated by this Agreement or the sale or issuance of Relevant Securities: (A) upon the conversion or exchange of convertible or exchangeable securities outstanding on the date hereof; (B) upon the exercise of currently outstanding options; (C) upon the exercise of currently outstanding warrants; and (D) upon the grant and exercise of Shares or options or other equity instruments under, or the issuance and sale of Shares pursuant to, employee stock option plans in effect on the date hereof, each as described in the Registration Statement and the Pricing Disclosure Package (or pursuant to an employee benefit plan assumed by the Company in connection with a transaction described in clause (E) of this sentence); or (E) in connection with any mergers or acquisitions of securities, businesses, property or other assets, joint ventures or other strategic corporate transactions or any other transaction, in each case the primary purpose of which is not to raise capital (provided, however, that in the case of any issuance pursuant to this clause (E), each recipient of any such shares or other securities shall sign and deliver an agreement in substantially the form of Annex IV attached hereto). During the Lock-Up Period, the Company will not file a registration statement under the Securities Act in connection with any transaction by the Company or any person that is prohibited pursuant to the foregoing, except for registration statements on Form S-8 (including Form S-8/S-3) relating to employee benefit plans or registration statements filed in connection with a transaction contemplated by clause (E) of the preceding paragraph.

Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by the immediately preceding paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless the Lead Manager waives, in writing, such extension. The Company will provide the Lead Manager and any co-managers, each officer and director of the Company, and each other stockholder, person and entity listed on Schedule II attached hereto, with prior notice of any such announcement that gives rise to an extension of the Lock-Up Period.

Each of the Company’s officers and directors, and each of the stockholders, optionholders, persons and entities listed on Schedule II attached hereto, have executed a form of agreement in substantially the form attached as Annex IV hereto.

(j) In the event that at any time during the Lock-up Period, any individual not otherwise listed on Schedule II attached hereto becomes subject to Section 16 of the Exchange Act as a result of such individual becoming an officer or director of the Company, then the Company shall, no later than the date such individual becomes an officer or director of the Company, as applicable, obtain a duly executed agreement, in substantially the form attached hereto as Annex IV, from such person and deliver such executed lock-up agreement to the Lead Manager within two business days thereof.

(k) During the period of three years from the effective date of the Registration Statement, the Company will furnish to the Lead Manager copies of all reports or other communications (financial or other) furnished to the Company’s security holders or from time to time published or publicly disseminated by the Company, and will deliver to the Lead Manager, except to the extent that such information is otherwise publicly available on EDGAR, (i) as soon as they are available, copies of any reports, financial statements and proxy or information statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Lead Manager may from time to time reasonably request (such financial information to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its security holders generally or to the Commission); provided, however, that the Lead Manager agrees to keep such additional information that is not publicly available confidential (and agrees not to share such confidential information except with its employees and agents who agree to keep such information confidential) prior to its publication or public dissemination by the Company, except as necessary to comply with its obligations under law; provided, however, that if it is necessary for the Lead Manager to disclose such information, the Lead Manager shall provide the Company with notice thereof to enable the Company to seek a protective order and will disclose only such information as necessary to comply with its obligations under law.

(l) The Company will use its commercially reasonable efforts to maintain the quotation of the Shares on the NASDAQ.

(m) The Company will apply the net proceeds from the sale of the Shares as set forth under the caption “Use of Proceeds” in the Registration Statement and the Pricing Disclosure Package.

(n) The Company, during the period when a prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required to be delivered under the Securities Act in connection with the offer or sale of the Shares, will file all reports and other documents required to be filed by the Company with the Commission within the time periods required thereby.

(o) The Company will use its commercially reasonable efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date or the Additional Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Firm Shares and the Additional Shares.

(p) The Company will not take, and will cause its affiliates (within the meaning of Rule 144 under the Securities Act), other than any Underwriter, not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

(q) Unless otherwise agreed to in writing by the Lead Manager, the Company will (i) enforce, to their fullest extent, the lock-up agreement provisions set forth in Section 11 of the Registration Rights Agreement (the “Registration Rights Lock-up”), and (ii) issue stop-transfer instructions to the transfer agent for the Common Stock with respect to any transaction or contemplated transaction that would constitute a breach or violation of, or default under, the Registration Rights Lock-up. In addition, except with the prior written consent of the Lead Manager, the Company agrees not to amend, terminate or waive the Registration Rights Lock-up or release any party to the Registration Rights Agreement from the Registration Rights Lock-up. The Company shall promptly notify each party to the Registration Rights Agreement in the event the restrictions of such Registration Rights Lock-up shall continue to apply beyond the Lock-Up Period (as such term is defined in the Registration Rights Agreement).

(r) Each Underwriter, severally and not jointly, covenants and agrees with the Company that such Underwriter will not use or refer to any “free writing prospectus” (as defined in Rule 405 under the Securities Act) without the prior written consent of the Company if such Underwriter’s use of or reference to such “free writing prospectus” would require the

Company to file with the Commission any “issuer information” (as defined in Rule 433 under the Securities Act).

(s) Concurrently with the Closing, the Company shall file the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. Prior to the final date on which any Additional Shares may be sold by the Company under this Agreement, the Company shall not restate, amend or otherwise modify the Restated Certificate of Incorporation without the prior written consent of the Lead Manager.

5. Payment of Expenses. Whether or not the transactions contemplated by this Agreement, the Registration Statement and the Prospectus are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of its obligations hereunder, including the following: (i) all expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, any Issuer Free Writing Prospectus, the Prospectus and any and all amendments thereof and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Securities Act and the Offering; (iii) the cost of producing this Agreement and any agreement among Underwriters, blue sky survey, closing documents and other instruments, agreements or documents (including any compilations thereof) in connection with the Offering; (iv) all expenses in connection with the qualification of the Shares for offering and sale under state or foreign securities or blue sky laws as provided in Section 4(f) hereof, including the documented fees, disbursements and expenses of counsel for the Underwriters in connection with such qualification and in connection with any blue sky survey; (v) the filing fees incident to, and the documented fees, disbursements and expenses of counsel for the Underwriters in connection with, securing any required review by the NASD of the terms of the Offering; (vi) all fees and expenses in connection with listing the Shares on the Nasdaq; (vii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, all travel expenses of the Company’s officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Shares, expenses associated with the production of “road show” slides and graphics, fees and expenses of any consultants engaged by the Company in connection with the “road show” presentations, and the cost of any aircraft chartered in connection with the “road show”, provided, however, that if the Underwriters travel with Company representatives on any chartered aircraft, the Underwriters shall bear the equivalent cost of first class commercial air travel as if booked through the Underwriters’ travel department; (viii) any stock transfer taxes incurred in connection with this Agreement or the Offering; (ix) all expenses in connection with any offer and sale of the Shares outside of the United States, including filing fees and the reasonable fees, disbursements and expenses of counsel for the Underwriters in connection with offers and sales outside of the United States; (x) other fees and expenses related to the offering of Additional Shares by the Company; and (xi) the fees and expenses, if any, of the QIU. The Company also will pay or cause to be paid: (x) the cost of preparing stock certificates representing the Shares; (y) the cost and charges of any transfer agent, registrar or depository for the Shares; and (z) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 5. It is understood, however, that except as provided in this Section 5 and Sections 7, 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel and stock transfer taxes on resale of any of the Shares by them.

6. Conditions of Underwriters’ Obligations. The several obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 6, “Closing Date” shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares), to the performance by the Company of its obligations hereunder, and to each of the following additional conditions:

(a) The Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 4(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto, and no stop order suspending or preventing the use of any Preliminary Prospectus, the Pricing Prospectus, any Free Writing Prospectus or the Prospectus, shall have been issued by the Commission and no proceedings therefor shall have been initiated or threatened by the Commission; all requests for additional information on the part of the Commission shall have been complied with to the Lead Manager’s reasonable satisfaction; if the Company has elected to rely on Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m. (Washington, D.C. time) on the date of this Agreement and no stop order suspending the effectiveness of such 462(b) Registration Statement shall have been issued by the Commission and no proceedings therefor shall have been initiated or threatened by the Commission; and all necessary regulatory or stock exchange approvals shall have been received.

(b) At the Closing Date and each Additional Closing Date, the Representatives shall have received the written opinion of Company’s Counsel, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Lead Manager, to the effect set forth on Annex I attached hereto.

(c) At the Closing Date and each Additional Closing Date, the Representatives shall have received the written opinion of Blakely, Sokoloff, Taylor & Zafman, L.L.P., special patent counsel to the Company, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Lead Manager, to the effect set forth on Annex II attached hereto.

(d) At the Closing Date and each Additional Closing Date, the Representatives shall have received the written opinion of Zilka-Kotab, P.C., special patent counsel to the Company, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Lead Manager, to the effect set forth on Annex III attached hereto.

(e) At the Closing Date and each Additional Closing Date, the Representatives shall have received the written opinion of Underwriters’ Counsel, dated the Closing Date and addressed to the Underwriters, in form and substance satisfactory to the Lead Manager, with respect to the issuance and sale of the Shares, the Registration Statement, the

Pricing Disclosure Package, the Prospectus and such other matters as the Lead Manager may require, and the Company shall have furnished to Underwriters’ Counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

(f) At the Closing Date and each Additional Closing Date, the Lead Manager shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Lead Manager, as to the accuracy of the representations and warranties of the Company set forth in Section 1 hereof as of the date hereof and as of the Closing Date, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Closing Date, as to the matters set forth in subsections (a) and (h) of this Section 6, and as to such other matters as the Lead Manager may reasonably request.

(g) At the time this Agreement is executed and at the Closing Date and each Additional Closing Date, the Representatives shall have received a comfort letter, from KPMG LLP, independent public accountants for the Company, dated, respectively, as of the date of this Agreement and as of the Closing Date, addressed to the Underwriters and in form and substance reasonably satisfactory to the Underwriters and Underwriters’ Counsel.

(h) Neither the Company nor Quatrotec shall have sustained, since the date of the latest audited financial statements included in the Pricing Disclosure Package, any material loss or interference with its business or properties from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, other than as set forth in the Pricing Disclosure Package (exclusive of any supplement thereto); and (ii) subsequent to the dates as of which information is given in the Registration Statement (exclusive of any amendment thereto subsequent to the date hereof) and the Pricing Disclosure Package (exclusive of any supplement thereto), there shall not have been any change in the capital stock or long-term or short-term debt of the Company or Quatrotec or any change or any development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, general affairs, management, condition (financial or otherwise), results of operations, stockholders’ equity, properties or prospects of the Company and the Subsidiaries, taken as a whole, the effect of which, in any such case described above, is, in the judgment of the Lead Manager, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Registration Statement and the Pricing Disclosure Package (exclusive of any such supplement).

(i) The Lead Manager shall have received a duly executed lock-up agreement from each officer and director of the Company, and each other stockholder, person and entity listed on Schedule II attached hereto, in each case substantially in the form attached hereto as Annex IV.

(j) The Lead Manager shall have received a duly executed lock-up agreement from each of AEI Holding Corporation and Advanced Equities Investment XXIV, in substantially in the form attached hereto as Annex V and Annex VI, respectively.

(k) At the Closing Date, the Shares shall have been approved for quotation on the NASDAQ.

(l) At the Closing Date, the NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements for the Offering.

(m) The Company shall have furnished the Underwriters and Underwriters’ Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Representatives, the Lead Manager or to Underwriters’ Counsel pursuant to this Section 6 shall not be satisfactory in form and substance to the Representatives, the Lead Manager or to Underwriters’ Counsel, as applicable, all obligations of the Underwriters hereunder may be cancelled by the Lead Manager at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional Shares may be cancelled by the Lead Manager at, or at any time prior to, any Additional Closing Date. Notice of such cancellation shall be given to the Company in writing or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

7. Indemnification.

(a) The Company shall indemnify and hold harmless each Underwriter, its affiliates (as such term is defined in Rule 501(b) under the Securities Act) and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable and documented attorneys’ fees and other expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or in any amendment thereof or supplement thereto, or the omission or alleged omission to state a material fact in the Registration Statement, as originally filed or in any amendment thereof or supplement thereto, required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus, Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus, any “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or in any of the materials or information set forth on Schedule V attached hereto, or in any supplement to any of the foregoing, or any omission or alleged omission to state a material fact in any of the foregoing necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Lead Manager expressly for use therein. The parties agree that such information provided by or on behalf of any Underwriter through the Lead Manager consists solely of the material referred to in Section 15 hereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have, including but not limited to other liability under this Agreement.

(b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses as incurred (including but not limited to reasonable and documented attorneys’ fees and other expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or in any amendment thereof or supplement thereto, or the omission or alleged omission to state a material fact in the Registration Statement, as originally filed or in any amendment thereof or supplement thereto, required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or any supplement to any of the foregoing, or omission or alleged omission to state a material fact therein-necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Lead Manager specifically for use therein; provided, however, that in no case shall any Underwriter be liable or responsible under this Section 7 for any amount in excess of the underwriting discount applicable to the Shares to be purchased by such Underwriter hereunder. The parties agree that such information provided by or on behalf of any Underwriter through the Lead Manager consists solely of the material referred to in Section 15 hereof.

(c) The Company also shall indemnify and hold harmless Bear, Stearns & Co. Inc. (“Bear Stearns”) and each person, if any, who controls Bear Stearns within the meaning of either Section 15 of the Act, or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments incurred as a result of Bear Stearns’s participation as a “qualified independent underwriter” within the meaning of Rule 2720 of the National Association of Securities Dealers’ Conduct Rules in connection with the Offering, except to the extent any such losses, claims, damages, liabilities and judgments are found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted primarily and directly from the gross negligence or willful misconduct of Bear Stearns.

(d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 7 to the extent it is not materially prejudiced as a result thereof through a forfeiture of substantive rights or defenses). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense, in the defense of such action, and, to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume and control the defense thereof with counsel satisfactory to such indemnified party; provided, however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable period of time after notice of commencement of the action, (iii) if the indemnified party reasonably determines that the indemnifying party is not diligently defending the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded, based on the advice of counsel, that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties). In the case of any of the events set forth in the preceding sentence, such fees and expenses of not more than one counsel (unless, in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, a conflict or potential conflict exists (based upon advice of counsel to such indemnified party) between such indemnified party and another indemnified party that makes it impossible or inadvisable for the same counsel to conduct the defense of both such indemnified parties) shall be borne by the indemnifying parties. Notwithstanding anything contained in this Agreement to the contrary, if indemnity may be sought pursuant to Section 7(c) hereof in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for Bear Stearns in its capacity as a “qualified independent underwriter” and all persons, if any, who control Bear Stearns within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 7 or Section 8 hereof (whether or not the indemnified party is an actual or potential party thereto), unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party.

8. Contribution. To the extent the indemnification provided for in Section 7 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company, on the one hand, and the Underwriters, on the other hand, shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting, in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company and one or more of the Underwriters may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bears to (y) the underwriting discount or commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company, on the one hand, and of the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Underwriters, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that Bear Stearns will not receive any additional benefits hereunder for serving as the QIU in connection with the Offering, except as provided in Section 7(c) hereof. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this

Section 8, (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission, or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8 or otherwise to the extent that such party or parties are not materially prejudiced as a result thereof through a forfeiture of substantive rights or defenses. The obligations of the Underwriters to contribute pursuant to this Section 8 are several in proportion to the respective number of Shares to be purchased by each of the Underwriters hereunder and not joint.

9. Underwriter Default.

(a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates (the “Default Shares”) do not (after giving effect to arrangements, if any, made by the Lead Manager pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, if any, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company that number of Default Shares that bears the same proportion of the total number of Default Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I attached hereto bears to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional shares as the Lead Manager in their sole discretion shall make.

(b) In the event that the aggregate number of Default Shares exceeds 10% of the number of Firm Shares or Additional Shares, as the case may be, the Lead Manager may in their discretion arrange for themselves or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Shares on the terms contained herein. In the event that within five calendar days after such a default the Lead Manager do not arrange for the purchase of the Default Shares as provided in this Section 9, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 5, 7, 8, 10 and 11) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

(c) In the event that any Default Shares are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Lead Manager or the Company shall have the right to postpone the Closing Date or the Additional Closing Date, as the case may be for a period not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment of or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters’ Counsel, may thereby be made necessary or advisable. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters and the Company contained in this Agreement or in certificates of officers of the Company or any Subsidiary submitted pursuant hereto, including the agreements contained in Section 5 hereof, the indemnity agreements contained in Section 7 hereof and the contribution agreements contained in Section 8 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof, or by or on behalf of the Company, any of its officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Section 1 and the agreements contained in Sections 5, 7, 8, 10 and 11 hereof shall survive any termination of this Agreement, including termination pursuant to Section 9 or 11 hereof.

11. Effective Date of Agreement; Termination.

(a) This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

(b) The Lead Manager shall have the right to terminate this Agreement at any time prior to the Closing Date or to terminate the obligations of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, as the case may be, if, at or after the Applicable Time, (i) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Lead Manager will in the immediate future materially disrupt, the market for the Company’s securities or securities in general such that, in the sole judgment of the Lead Manager, it is impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms and in the manner contemplated by this Agreement; or (ii) trading on the NYSE or NASDAQ shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NYSE or NASDAQ or by order of the Commission or any other governmental authority having jurisdiction; or (iii) a banking moratorium has been declared by any state or federal authority or any material disruption in commercial banking or securities settlement or clearance services shall have occurred; or (iv)(A) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (B) there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in clause (A) or (B), in the judgment of the Lead Manager, makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms and in the manner contemplated by this Agreement.

(c) Any notice of termination pursuant to this Section 11 shall be in writing.

(d) If this Agreement shall be terminated pursuant to any provision of this Agreement (other than pursuant to Section 9(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Lead Manager, reimburse the Underwriters for all out-of-pocket expenses (including the reasonable and documented fees, disbursements and expenses of Underwriters’ Counsel), incurred by the Underwriters in connection herewith.

12. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

(a) if sent to any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to such Underwriter c/o Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Attention: Stephen Parish, Senior Managing Director, Equity Transactions Group, with a copy to Paul, Hastings, Janofsky & Walker LLP, 695 Town Center Drive, Seventeenth Floor, Costa Mesa, California 92626, Attention: Stephen D. Cooke (facsimile: (714) 668-6364);

(b) if sent to the Company, shall be mailed, delivered, or faxed and confirmed in writing, to the Company and its counsel at the addresses set forth in the Registration Statement, Attention: Chief Executive Officer; with a copy to Wilson Sonsini Goodrich & Rosati, P.C., 650 Page Mill Road, Palo Alto, California 94304, Attention: Steven Bochner (facsimile: (650) 493-6811);

provided, however, that any notice to an Underwriter pursuant to Section 7 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to the Lead Manager, which address will be supplied to any other party hereto by the Lead Manager upon request. Any such notices and other communications shall take effect at the time of receipt thereof.

13. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters and the Company and the controlling persons, directors, officers, employees and agents referred to in Sections 7 and 8 hereof, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling persons and their respective successors, officers, directors, heirs and legal representatives, and it is not for the benefit of any other person, firm or corporation. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

14. Governing Law and Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The Company irrevocably (a) submits to the jurisdiction of any court of the State of New York or the United States District Court for the Southern District of the State of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement (each, a “Proceeding”), (b) agrees that all claims in respect of any Proceeding may be heard and determined in any such court, (c) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (d) agrees not to commence any Proceeding other than in such courts, and (e) waives, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT, THE PRICING PROSPECTUS, THE PRICING DISCLOSURE PACKAGE AND THE PROSPECTUS.

15. Underwriter Information. The parties acknowledge and agree that, for purposes of Sections 1(b), 1(c), and 7 hereof, the information provided by or on behalf of any Underwriter consists solely of the material included under the caption “Underwriting” in the Prospectus in: (a) the first two sentences under the heading “Commissions and Discounts”, (b) the first sentence of footnote (1) under the heading “Commissions and Discounts” solely with respect to the National Association of Securities Dealers, Inc.’s consideration of shares purchased by Advanced Equities, Inc. and warrants issued to Advanced Equities, Inc. as underwriting compensation to Advanced Equities, Inc. for purposes of the Offering, (c) the first, second, third and fifth paragraphs under the heading “Price Stabilization, Short Positions and Penalty Bids”, (d) the fourth sentence of the first paragraph, and the second and third sentences of the second paragraph, under the heading “Relationship with Advanced Equities, Inc.” and (d) the information under the headings “United Kingdom” and “European Economic Area”.

16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.

17. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

18. Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

[signature page follows]

If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours,

Alien Technology Corporation

By:
Name:
Title:

Accepted as of the date first above written

BEAR, STEARNS & CO. INC.

COWEN & COMPANY, LLC

THOMAS WEISEL PARTNERS LLC

ROBERT W. BAIRD & CO. INCORPORATED

ADVANCED EQUITIES, INC.

By:
Name:
Title:

On behalf of themselves and the other

Underwriters named in Schedule I attached hereto.

SCHEDULE I

Underwriter	Total Number of Firm Shares to be Purchased	Number of Additional Shares to be Purchased if Option is Fully Exercised

Bear, Stearns & Co. Inc.
Cowen & Company, LLC
Thomas Weisel Partners LLC
Robert W. Baird & Co. Incorporated
Advanced Equities, Inc.
[Names of other Underwriters]

Total

SCHEDULE II

[Circulated Separately]

SCHEDULE III

Issuer Free Writing Prospectuses

Electronic roadshow materials

SCHEDULE IV

Subsidiaries

Quatrotec, Inc., a Delaware corporation

Alien Technology Ltd., a private limited company under the laws of England and Wales

SCHEDULE IV

Marketing Materials

[Circulated Separately]

ANNEX I

Form of Opinion of Wilson Sonsini Goodrich & Rosati

[Circulated Separately]

ANNEX II

Form of Opinion of Blakely, Sokoloff, Taylor & Zafman, L.L.P.

[Circulated Separately]

ANNEX III

Form of Opinion of Zilka-Kotab, PC

[Circulated Separately]

ANNEX IV

Form of Lock-Up Agreement

[Date]

Bear, Stearns & Co. Inc.

As Representative of the several

Underwriters referred to below

c/o Bear, Stearns & Co. Inc.

383 Madison Avenue

New York, New York 10179

Attention: Equity Capital Markets

Alien Technology Corporation Lock-Up Agreement

Ladies and Gentlemen:

This letter agreement (this “Agreement”) relates to the proposed public offering (the “Offering”) by Alien Technology Corporation, a Delaware corporation (the “Company”), of its common stock, $0.001 par value per share (the “Stock”).

In order to induce you and the other underwriters for which you act as representative (the “Underwriters”) to underwrite the Offering, the undersigned hereby agrees that, without the prior written consent of Bear, Stearns & Co. Inc. (“Bear Stearns”), during the period from the date hereof until one hundred eighty (180) days from the date of the final prospectus for the Offering (the “Lock-Up Period”), the undersigned (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. As used herein “Relevant Security” means the Stock, any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Stock or other such equity security.

Notwithstanding the foregoing, the undersigned may transfer Relevant Securities: (a) by bona fide gift; (b) to any trust for the benefit of the undersigned or any parent, grandparent, step parent, step grandparent, mother-in-law, father-in-law, spouse, sibling, sister-in-law, brother-in-law, son-in-law, daughter-in-law, child, step child, grandchild, step grandchild, niece or nephew, including adoptive relationships, of the undersigned; (c) if the undersigned is a partnership, to any general partner, limited partner or affiliate of the undersigned partnership; (d) if the undersigned is a limited liability company, to any member or affiliate of the undersigned limited liability company; or (e) if the undersigned is a corporation, to any wholly-owned subsidiary or affiliate of the undersigned corporation; provided that (x) each resulting transferee of Relevant Securities pursuant to clauses (a), (b), (c), (d) and/or (e) above executes and delivers to Bear Stearns an agreement satisfactory to Bear Stearns certifying that such transferee is bound by the terms of this Agreement and has been in compliance with the terms hereof since the date first above written as if it had been an original party hereto, (y) any transfer pursuant to clauses (a), (b), (c), (d) and/or (e) above shall not involve a disposition for value and shall not be required to be, and will not be, disclosed or reported under applicable law (including but not limited to Section 16 under the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder), and (z) no transfer pursuant to clauses (a), (b), (c), (d) and/or (e) above shall be effected on Nasdaq Stock Market, the over-the-counter market or any other exchange or system providing share price quotations. In addition, this Agreement shall not restrict the sale or other disposition of Relevant Securities that are acquired by the undersigned in the open market after the Offering is completed, provided that any such sale or other disposition fully complies with, and is not required to be, and will not be, disclosed or reported under, applicable law (including but not limited to Section 16 under the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder).

Nothing in this Agreement shall restrict the right of the Company to repurchase from the undersigned, or the right of the undersigned to sell or transfer to the Company in connection with any such repurchase right of the Company, shares of Stock issued to the undersigned under the Company’s equity incentive plans which plans are described in the final prospectus for the Offering or under stock option or other equity-based compensation agreements or arrangements entered into by the Company with any of the Company’s employees, directors or consultants pursuant to which such shares of Stock were issued which agreements or arrangements are described in the final prospectus for the Offering. In addition, notwithstanding the lock-up restrictions described in this Agreement, if the undersigned is an officer or director of the Company, the undersigned may, at any time after the closing of the Offering, enter into a written plan meeting the requirements of Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, relating to the sale of shares of Stock, if then permitted by the Company; provided that (i) the shares subject to such plan may not be sold until after the end of the Lock-Up Period (including any extension thereof as provided in this Agreement) and (ii) neither the undersigned nor the Company will make any public announcement, disclosure or filing relating to, or disclosing, such plan or its existence prior to the end of the Lock-Up Period (including any extension thereof as provided in this Agreement).

Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or discloses material news or a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results or becomes aware that it will disclose material news or that a material event relating to the Company will occur during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the disclosure of the material news or the occurrence of a material event, as applicable, unless such extension is waived, in writing, by Bear Stearns. The undersigned acknowledges that the Company will agree, pursuant to an underwriting agreement that the Company proposes to enter into with Bear Stearns on behalf of the several underwriters named therein (“Underwriting

2

Agreement”), to provide the undersigned with prior notice of any such announcement that gives rise to an extension of the Lock-Up Period, and agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned.

The undersigned hereby authorizes the Company during the Lock-Up Period (including any extension thereof as provided in this Agreement) to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period (including any extension thereof as provided in this Agreement) to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities. The undersigned hereby further agrees that, without the prior written consent of Bear Stearns, during the Lock-up Period (including any extension thereof as provided in this Agreement) the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security (provided that the foregoing shall not restrict the undersigned’s participation in a filing by the Company of a registration statement on Form S-8 with the Securities and Exchange Commission that may cover Relevant Securities) and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

This Agreement shall terminate and be of no further force and effect in the event that: (a) prior to the execution of the Underwriting Agreement by the Company, the Company notifies Bear Stearns in writing that the Company has determined not to proceed with the Offering; or (b) after the execution of the Underwriting Agreement by the Company, the Company has not consummated the Offering within 60 days after the termination of the Underwriting Agreement.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

Very truly yours,

By:

Print Name:

3

ANNEX V

Form of Lock-Up Agreement for AEI Holding Corporation

[________], 2006

Bear, Stearns & Co. Inc.

As Representative of the several

Underwriters referred to below

c/o Bear, Stearns & Co. Inc.

383 Madison Avenue

New York, New York 10179

Attention: Equity Capital Markets

Additional Alien Technology Corporation Lock-Up Agreement

Ladies and Gentlemen:

WHEREAS, this letter agreement (this “Agreement”) relates to the proposed public offering (the “Offering”) by Alien Technology Corporation, a Delaware corporation (the “Company”), of its common stock, $0.001 par value per share (the “Stock”);

WHEREAS, the undersigned, AEI Holding Corporation is the holder of a warrant (the “Warrant”) to purchase 32,405 shares of the Company’s Series H Preferred Stock (the “Preferred Stock”) issued on November 4, 2005 by the Company in connection with a private offering of the Company’s Series H Preferred Stock;

WHEREAS, in order to induce you and the other underwriters for which you act as representative (the “Underwriters”) to underwrite the Offering, the undersigned has also agreed in a separate lock-up agreement (the “Initial Lock-Up Agreement”) that, without the prior written consent of Bear, Stearns & Co. Inc. (“Bear Stearns”), it will not sell, transfer or otherwise dispose of any Relevant Security (as defined in the Initial Lock-Up Agreement) including the Preferred Stock for a period from the date hereof until one hundred eighty (180) days from the date of the final prospectus for the Offering and for such additional period as may be provided for therein; and

WHEREAS, the Preferred Stock has been deemed by the Corporate Finance Department of the National Association of Securities Dealers, Inc. (the “NASD”) to be underwriting compensation received by the Underwriters in connection with the Offering and the undersigned desires to enter into this Agreement in order to comply with NASD Conduct Rule 2710(g)(1), which Agreement is in addition to, and not a limitation of, the Initial Lock-Up Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the undersigned hereby agrees as follows:

1.	No Relevant Security (as defined below) will be sold during the Offering.

4

2.	During the period from the date hereof until one hundred eighty (180) days immediately following the date of effectiveness of the Offering or commencement of sales of the Offering (“Lock-Up Period”), the undersigned (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, transfer, assign, pledge, hypothecate, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any hedging, short sale, swap, derivative, put or call or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security or results in the effective economic disposition of Relevant Securities by the undersigned, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. As used herein “Relevant Security” means the Warrant, the Preferred Stock, the common stock of the Company into which the Preferred Stock is convertible (the “Common Stock”), any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, the Warrant, any Preferred Stock, or any such Common Stock.

3.	Notwithstanding the foregoing, this Agreement shall not prohibit the exercise or conversion of the Preferred Stock into the underlying shares of Common Stock during the Lock-Up Period, provided that all such securities shall remain subject to the restrictions set forth herein for the remainder of the Lock-Up Period.

4.	Notwithstanding the foregoing, if at any time after the Offering has commenced the undersigned, together with any affiliates of the undersigned, beneficially owns (as calculated on a fully diluted basis), directly or indirectly, securities of the Company representing less than 1% of the Stock being offered for sale in the Offering, then the undersigned shall no longer be subject to this Agreement. Notwithstanding the foregoing, the Initial Lock-Up Agreement and all of the provisions and the restrictions contained therein, shall continue to remain in full force in effect and shall continue to apply to the undersigned.

5.

Notwithstanding the foregoing, if (a) during the last 17 days of Lock-Up Period, the Company issues an earnings release or discloses material news or a material event relating to the Company occurs; or (b) prior to the expiration of Lock-Up Period, the Company announces that it will release earnings results or becomes aware that it will disclose material news or that a material event relating to the Company will occur during the 16-day period beginning on the last day of Lock-Up Period, then the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the disclosure of the material news or the occurrence of a material event, as applicable, unless such extension is waived, in writing, by Bear Stearns. The undersigned acknowledges that the Company will agree, pursuant to an underwriting agreement that the Company proposes to enter into with Bear Stearns on behalf of the several underwriters named

5

therein (“Underwriting Agreement”), to provide the undersigned with prior notice of any such announcement that gives rise to an extension of the Lock-Up Period, and agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned.

6.	The undersigned hereby authorizes the Company during the Lock-Up Period (including any extension thereof as provided in this Agreement) to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period (including any extension thereof as provided in this Agreement) to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities. The undersigned hereby further agrees that, without the prior written consent of Bear Stearns, during the Lock-up Period (including any extension thereof as provided in this Agreement) the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security (provided that the foregoing shall not restrict the undersigned’s participation in a filing by the Company of a registration statement on Form S-8 with the Securities and Exchange Commission that may cover Relevant Securities) and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

7.	The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

8.	This Agreement shall terminate and be of no further force and effect in the event that: (a) prior to the execution of the Underwriting Agreement by the Company, the Company notifies Bear Stearns in writing that the Company has determined not to proceed with the Offering; or (b) after the execution of the Underwriting Agreement by the Company, the Company has not consummated the Offering within 60 days after the termination of the Underwriting Agreement.

9.

This Agreement is in addition to the Initial Lock-Up Agreement which the undersigned acknowledges and agrees continues in full force and effect in accordance with its terms. No provision of this Agreement shall be construed to limit any provision or restriction imposed on the undersigned by the Initial Lock-Up

6

Agreement and the undersigned agrees to comply with the terms and conditions of the Initial Lock-Up Agreement.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

[signature page attached]

Very truly yours,

AEI Holding Corporation

By:

Name:

Title:

7

ANNEX VI

Form of Lock-Up Agreement for Advanced Equities Investment XXIV, LLC

[__________], 2006

Bear, Stearns & Co. Inc.

As Representative of the several

Underwriters referred to below

c/o Bear, Stearns & Co. Inc.

383 Madison Avenue

New York, New York 10179

Attention: Equity Capital Markets

Additional Alien Technology Corporation Lock-Up Agreement

Ladies and Gentlemen:

WHEREAS, this letter agreement (this “Agreement”) relates to the proposed public offering (the “Offering”) by Alien Technology Corporation, a Delaware corporation (the “Company”), of its common stock, $0.001 par value per share (the “Stock”);

WHEREAS, the undersigned, Advanced Equities Investments XXIV, LLC is the holder of 648,095 shares of Series H Preferred Stock (the “Preferred Stock”) purchased from the Company in connection with a private offering of the Company’s Series H Preferred Stock and represented by stock certificate number H-26 dated November 4, 2005;

WHEREAS, in order to induce you and the other underwriters for which you act as representative (the “Underwriters”) to underwrite the Offering, the undersigned has also agreed in a separate lock-up agreement (the “Initial Lock-Up Agreement”) that, without the prior written consent of Bear, Stearns & Co. Inc. (“Bear Stearns”), it will not sell, transfer or otherwise dispose of any Relevant Security (as defined in the Initial Lock-Up Agreement) including the Preferred Stock for a period from the date hereof until one hundred eighty (180) days from the date of the final prospectus for the Offering and for such additional period as may be provided for therein; and

WHEREAS, the Preferred Stock has been deemed by the Corporate Finance Department of the National Association of Securities Dealers, Inc. (the “NASD”) to be underwriting compensation received by the Underwriters in connection with the Offering and the undersigned desires to enter into this Agreement in order to comply with NASD Conduct Rule 2710(g)(1), which Agreement is in addition to, and not a limitation of, the Initial Lock-Up Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the undersigned hereby agrees as follows:

10.	No Relevant Security (as defined below) will be sold during the Offering.

8

11.	During the period from the date hereof until one hundred eighty (180) days immediately following the date of effectiveness of the Offering or commencement of sales of the Offering (“Lock-Up Period”), the undersigned (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, transfer, assign, pledge, hypothecate, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any hedging, short sale, swap, derivative, put or call or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security or results in the effective economic disposition of Relevant Securities by the undersigned, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. As used herein “Relevant Security” means the Preferred Stock, the common stock of the Company into which the Preferred Stock is convertible (the “Common Stock”), any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Preferred Stock, or any such Common Stock.

12.	Notwithstanding the foregoing, this Agreement shall not prohibit the exercise or conversion of the Preferred Stock into the underlying shares of Common Stock during the Lock-Up Period, provided that all such securities shall remain subject to the restrictions set forth herein for the remainder of the Lock-Up Period.

13.	Notwithstanding the foregoing, if at any time after the Offering has commenced the undersigned, together with any affiliates of the undersigned, beneficially owns (as calculated on a fully diluted basis), directly or indirectly, securities of the Company representing less than 1% of the Stock being offered for sale in the Offering, then the undersigned shall no longer be subject to this Agreement. Notwithstanding the foregoing, the Initial Lock-Up Agreement and all of the provisions and the restrictions contained therein, shall continue to remain in full force in effect and shall continue to apply to the undersigned.

14.

Notwithstanding the foregoing, if (a) during the last 17 days of Lock-Up Period, the Company issues an earnings release or discloses material news or a material event relating to the Company occurs; or (b) prior to the expiration of Lock-Up Period, the Company announces that it will release earnings results or becomes aware that it will disclose material news or that a material event relating to the Company will occur during the 16-day period beginning on the last day of Lock-Up Period, then the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the disclosure of the material news or the occurrence of a material event, as applicable, unless such extension is waived, in writing, by Bear Stearns. The undersigned acknowledges that the Company will agree, pursuant to an underwriting agreement that the Company proposes to enter into with Bear Stearns on behalf of the several underwriters named

9

therein (“Underwriting Agreement”), to provide the undersigned with prior notice of any such announcement that gives rise to an extension of the Lock-Up Period, and agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned.

15.	The undersigned hereby authorizes the Company during the Lock-Up Period (including any extension thereof as provided in this Agreement) to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period (including any extension thereof as provided in this Agreement) to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities. The undersigned hereby further agrees that, without the prior written consent of Bear Stearns, during the Lock-up Period (including any extension thereof as provided in this Agreement) the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security (provided that the foregoing shall not restrict the undersigned’s participation in a filing by the Company of a registration statement on Form S-8 with the Securities and Exchange Commission that may cover Relevant Securities) and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

16.	The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

17.	This Agreement shall terminate and be of no further force and effect in the event that: (a) prior to the execution of the Underwriting Agreement by the Company, the Company notifies Bear Stearns in writing that the Company has determined not to proceed with the Offering; or (b) after the execution of the Underwriting Agreement by the Company, the Company has not consummated the Offering within 60 days after the termination of the Underwriting Agreement.

18.

This Agreement is in addition to the Initial Lock-Up Agreement which the undersigned acknowledges and agrees continues in full force and effect in accordance with its terms. No provision of this Agreement shall be construed to limit any provision or restriction imposed on the undersigned by the Initial Lock-Up

10

Agreement and the undersigned agrees to comply with the terms and conditions of the Initial Lock-Up Agreement.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

[signature page attached]

11

Very truly yours,

Advanced Equities Investments XXIV, LLC

By:

Name:

Title:

12